                                 Exhibit 99(b)

                             STOCKHOLDER AGREEMENT


     STOCKHOLDER AGREEMENT, dated as of August 18, 1995, by and among Eagle Bancorp, Inc. (the "Company"), a Delaware corporation, and certain stockholders of United Bankshares, Inc. (the "Acquiror"), a West Virginia corporation, named on Schedule I hereto (collectively the "Stockholders").

                                  Witnesseth:

     WHEREAS, the Acquiror and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Agreement"), which is being executed simultaneously with the execution of this Stockholder Agreement and provides for, among other things, the merger of the Company with and into the Acquiror (the "Merger"); and

     WHEREAS, in order to induce the Company to enter into the Agreement, each of the Stockholders agrees to, among other things, vote in favor of the Agreement in their capacities as stockholders of the Acquiror;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Ownership of Company Common Stock. Each Stockholder represents and warrants that the Stockholder has or shares the right to vote and dispose of the number of shares of common stock of the Acquiror, par value $2.50 per share ("Acquiror Common Stock"), set forth opposite such Stockholder's name on
Schedule I hereto.

     2. Agreements of the Stockholders. Each Stockholder covenants and agrees that:

          (a) such Stockholder shall, at any meeting of the Acquiror's stockholders called for the purpose, vote, or cause to be voted, all shares of Acquiror Common Stock in which such stockholder has the right to vote (whether owned as of the date hereof or hereafter acquired) in favor of the Agreement;

          (b) except as otherwise expressly permitted hereby, such Stockholder shall not, prior to the meeting of the Acquiror's stockholders referred to in Section 2(a) hereof or the earlier termination of the Agreement in accordance with its terms, sell, pledge, transfer or otherwise dispose of the Stockholder's shares of Acquiror Common Stock;

          (c) such Stockholder shall use his best efforts to take or cause to be taken all action, and to do or cause to be done all things, necessary, proper or advisable under applicable laws and regulations to consummate and make effective the agreements contemplated by this Stockholder Agreement.

     3. Successors and Assigns. A Stockholder may sell, pledge, transfer or otherwise dispose of his shares of Company Common Stock, provided that such Stockholder obtains the prior written consent of the Acquiror and that any acquiror of such Company Common Stock agree in writing to be bound by the terms of this Stockholder Agreement.

     4. Termination. The parties agree and intend that this Stockholder Agreement be a valid and binding agreement enforceable against the parties hereto and that damages and other remedies at law for the breach of this Stockholder Agreement are inadequate. This Stockholder Agreement may be terminated at any time prior to the consummation of the Merger by mutual written consent of the parties hereto and shall be automatically terminated in the event that the Agreement is terminated in accordance with its terms.

     5. Notices. Notices may be provided to the Acquiror and the Stockholders in the manner specified in Section 8.4 of the Agreement, with all notices to the Stockholders being provided to them at the Company in the manner specified in such section.

     6. Governing Law. This Stockholder Agreement shall be governed by the laws of the State of West Virginia without giving effect to the principles of conflicts of laws thereof.

     7. Counterparts. This Stockholder Agreement may be executed in one or more counterparts, all of which shall be considered one and the same and each of which shall be deemed an original.

     8. Headings and Gender. The Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stockholder Agreement. Use of the masculine gender herein shall be considered to represent the masculine, feminine or neuter gender whenever appropriate.

     IN WITNESS WHEREOF, the Company, by a duly authorized officer, and each of the Stockholders have caused this Stockholder Agreement to be executed as of the day and year first above written.

                              EAGLE BANCORP, INC.



                              By:   /s/ William W. Wagner
                                    --------------------------------------------
                                    Name:  William W. Wagner
                                    Title:  Chairman and Chief
                                             Executive Officer


                              ACQUIROR STOCKHOLDERS:



                              /s/ Richard M. Adams
                              -------------------------------------------------
                              Richard M. Adams



                              /s/ I.N. Smith, Jr.
                              -------------------------------------------------
                              I.N. Smith, Jr.



                              /s/ Douglass H. Adams
                              -------------------------------------------------
                              Douglass H. Adams



                              /s/ Robert G. Astorg
                              -------------------------------------------------
                              Robert G. Astorg



                              /s/ Thomas J. Blair, III
                              -------------------------------------------------
                              Thomas J. Blair, III

                              /s/ Harry L. Buch
                              ------------------------------------------------
                              Harry L. Buch



                              /s/ R. Terry Butcher
                              ------------------------------------------------
                              R. Terry Butcher



                              /s/ John W. Dudley
                              ------------------------------------------------
                              John W. Dudley



                              /s/ H. Smoot Fahlgren
                              ------------------------------------------------
                              H. Smoot Fahlgren



                              /s/ Theodore J. Georgelas
                              ------------------------------------------------
                              Theodore J. Georgelas



                              /s/ Joseph W. Gompers
                              ------------------------------------------------
                              Joseph W. Gompers



                              /s/ C.E. Goodwin
                              ------------------------------------------------
                              C.E. Goodwin



                              /s/ F.T. Graff, Jr.
                              ------------------------------------------------
                              F.T. Graff, Jr.

                              /s/ Leonard A. Harvey
                              ------------------------------------------------
                              Leonard A. Harvey



                              /s/ Andrew J. Houvouras
                              ------------------------------------------------
                              Andrew J. Houvouras



                              /s/ Russell L. Isaacs
                              ------------------------------------------------
                              Russell L. Isaacs



                              /s/ Robert P. McLean
                              ------------------------------------------------
                              Robert P. McLean



                              /s/ Thomas A. McPherson
                              ------------------------------------------------
                              Thomas A. McPherson



                              /s/ G. Ogden Nutting
                              ------------------------------------------------
                              G. Ogden Nutting



                              /s/ William C. Pitt, III
                              ------------------------------------------------
                              William C. Pitt, III



                              /s/ Charles E. Stealey
                              ------------------------------------------------
                              Charles E. Stealey

                              /s/ Warrenn A. Thornhill, III
                              ------------------------------------------------
                              Warren A. Thornhill, III



                              /s/ Harold L. Wilkes
                              -------------------------------------------------
                              Harold L. Wilkes



                              /s/ James W. Word, Jr.
                              -------------------------------------------------
                              James W. Word, Jr.

                                   SCHEDULE I


                            Number of Shares of Acquiror Common
Name of Stockholder           Stock Beneficially Owned (1)(2)
---------------------------------------------------------------
Richard M. Adams                                        232,298

I.N. Smith, Jr.                                         225,060

Douglass H. Adams                                        36,841

Robert G. Astorg                                         12,960

Thomas J. Blair, III                                    137,825

Harry L. Buch                                            10,063

R. Terry Butcher                                         24,000

John W. Dudley                                            8,703

H. Smoot Fahlgren                                       125,163

Theodore J. Georgelas                                    49,666

Joseph W. Gompers                                         7,947

C.E. Goodwin                                             16,892

F.T. Graff, Jr.                                          11,000

Leonard A. Harvey                                        29,518

Andrew J. Houvouras                                      27,478

Russell L. Isaacs                                        20,958

Robert P. McLean                                          5,456

Thomas A. McPherson                                      51,801

G. Ogden Nutting                                        326,328

William C. Pitt, III                                      5,000

Charles E. Stealey                                       79,030

Warren A. Thornhill, III                                224,727

Harold L. Wilkes                                          1,911

James W. Word, Jr.                                       59,480
------------------

(1) Does not include unexercised stock options or shares held in a fiduciary capacity by the Bank.

(2)  Information is presented as of December 31, 1994 and is subject to update.